UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
110 Turnpike Road, Suite 203 Westborough, Massachusetts	01581
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (508) 871-7046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        We are filing the audited consolidated balance sheet of TC PipeLines GP, Inc. as of December 31, 2004, which is included as Exhibit 99.1 to this current report. TC PipeLines GP, Inc. is the general partner of TC PipeLines, LP.

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1	Audited Consolidated Balance Sheets of TC PipeLines GP, Inc. as of December 31, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PIPELINES, LP
	By:	TC PipeLines GP, Inc., its general partner
Date: March 22, 2005	By:	/s/ MARYSE C. ST.-LAURENT Maryse C. St.-Laurent Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1	Audited Consolidated Balance Sheet of TC PipeLines GP, Inc. as of December 31, 2004